1 NASDAQ: VPFG Third Quarter 2010 Results Gary Base - President and Chief Executive Officer Patti McKee - Executive Vice President and Chief Financial Officer Mark Hord - Executive Vice President and General Counsel EXHIBIT 99.1

2 Safe Harbor Statement When used in filings by ViewPoint Financial Group, Inc. (the "Company") with the Securities and Exchange Commission (the "SEC"), in the Company's press releases or other public or shareholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "intends" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including, among other things, changes in economic conditions, legislative changes, changes in policies by regulatory agencies, fluctuations in interest rates, the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, the Company's ability to access cost-effective funding, fluctuations in real estate values and both residential and commercial real estate market conditions, demand for loans and deposits in the Company's market area, competition, changes in management's business strategies and other factors set forth under Risk Factors in our 2009 Form 10-K and Form 10-Q for the quarter ended September 30, 2010, that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to advise readers that the factors listed above could materially affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake - and specifically declines any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

3 Total Assets: $2.99 billion Total Net Loans: $1.69 billion Total Deposits: $2.03 billion Number of Locations: 23 Community Bank Offices 15 Loan Production Offices Employees (FTE): 584.5 58 years in Texas market #1 in deposit market share of those banks based in Collin County, one of the most demographically attractive counties in Texas1 Ranked #7 in deposit market share among Texas-based community banks in DFW Metroplex1 Majority of our CRE loans are in the top 4 job growth markets in the U.S.2 Corporate & Geographic Overview Company data as of September 30, 2010. Source: VPFG 10Q for 3Q10; 1FDIC market share data as of June 2010 2Employment data from Bureau of Labor Statistics as of June 2010

4 Financial Summary - Third Quarter Completion of conversion and stock offering Raised $198 million in capital during a difficult economic time for banks. Significantly improved earnings due to improvements in net interest margin, provision expense, and operating expenses to average assets Net income for the three months ended September 30, 2010, increased by $2.5 million, or 86.9%, to $5.4 million, compared to $2.9 million for the three months ended September 30, 2009. Continued loan growth Increased Warehouse Purchase Program production helped gross loans (including loans held for sale) increase by $242.1 million, or 16.5%, from year-end 2009. Deposit growth of $232.3 million Increase of 12.9% from year-end 2009, primarily due to growth of $180.5 million in interest- bearing demand accounts. Leveraged the Warehouse Purchase Program growth with low-cost borrowing from Federal Home Loan Bank

5 Completion of Conversion and Offering Successfully completed second step offering on July 6, 2010: Gross proceeds totaled $198.6 million; net proceeds after expenses of $190.8 million Priced at 92.8% of book value with a 1.40 exchange ratio Sold 19,857,337 shares at purchase price of $10 per share New holding company has 34,839,491 shares outstanding; approximate market cap of $348 million. Uses of proceeds may include: Support organic growth through lending in communities we serve Improve our capital position Finance acquisition of branches from other financial institutions or build or lease new branch facilities* Enhance existing products and services and support development of new products and services Finance acquisition of financial institutions or other financial service companies* Invest in securities Other general corporate purposes *We do not currently have any agreements or understandings regarding any specific acquisition transactions. Source: VPFG 10-Q for 3Q10

Attractive Markets: Demographics

ViewPoint Bank has the richest depositor base in Texas with median household income of its depositors of $83,462, an advantage that is expected to continue through 2014.

ViewPoint Bank is headquartered in what Forbes calls "America's Safest City" – Plano, TX.

Texas Banks Ranked by Projected Income of Depositor Base

Company (ranked by 2009 HHI)	Ticker	City	Median household income of depositor base – 2009*	Median household income of depositor base – projected 2014*
ViewPoint Financial Group, Inc.	**VPFG**	**Plano**	**$83,462**	**$88,294**
T Bancshares, Inc.	TBNC	Dallas	$63,041	$66,672
Bank Affiliated, Inc.	BAFI	Arlington	$61,511	$65,362
Trinity Bank, N.A.	TYBT	Fort Worth	$61,511	$65,362
MetroCorp Bancshares, Inc.	MCBI	Houston	$60,856	$64,440
OmniAmerican Bancorp, Inc.	OABC	Fort Worth	$60,816	$64,410
Comerica Inc.	CMA	Dallas	$60,801	$64,321
Texas Capital Bancshares, Inc.	TCBI	Dallas	$59,464	$62,859
Treaty Oak Bancorp, Inc.	TOAK	Austin	$58,935	$61,622

**Aggregate of projected county demographic data provided by ESRI. Aggregates are weighted by the portion of a company's deposits in a particular county. List based on public banks and thrifts based in Texas.*

Source: SNL Financial and Forbes.com

ViewPoint Financial Group, Inc.
NASDAQ VPFG
6

7 ViewPoint Markets: Lower Unemployment Rates 3/1/2008 6/1/2008 9/1/2008 12/1/2008 3/1/2009 6/1/2009 9/1/2009 12/1/2009 3/1/2010 6/30/2010 9/30/2010 10/31/2010 US 5.1 5.6 6.2 7.2 9.1 9.7 9.5 9.7 10.3 9.7 9.6 9.6 Collin County 4.1 4.7 4.8 5.5 7.1 8 7.7 7.2 7.6 7.9 7.2 DFW 4.4 5.1 5.3 6 7.3 8.5 8.3 8 8.3 8.5 7.9 Unemployment Rates Source: Bureau of Labor Statistics 9.6% 7.9% 7.2%

Seattle -24.1% San Francisco -31.4% Los Angeles -32.0% San Diego -27.7% Phoenix -47.9% Las Vegas -53.4% Denver -8.0% Minneapolis -23.2% Chicago -23.6% Detroit -35.9% Cleveland -9.6% Boston -7.3% New York -15.4% Washington, DC -18.2% Charlotte -14.2% Atlanta -20.1% Tampa -35.4% Miami -42.2% Portland -21.0% Dallas -5.5% 8 Home Price Index Percent Change August 2007 - August 2010 Dallas Metroplex: Stable Home Prices Source: S&P / Case-Shiller

9 Experienced Management Team Executive Title Years with VPFG & Predecessor Entities Financial Institution Experience Gary Base President and CEO, Director 23 41 Patti McKee EVP / CFO and Treasurer 27 27 Mark Hord EVP / General Counsel and Corporate Secretary 11 11 Jim Parks EVP / COO and CIO 4 30 Mark Williamson EVP / CCO Hired September 2010 33 Total 65 142 Board of Directors One inside and six independent directors Strong ties to the community and bank Independent directors have an average of 17 years of service as directors Independent Chairman and Vice Chairman Source: Company Documents

10 ViewPoint's Loan Portfolio Strategy In order to improve our profitability, while maintaining a strong capital position and asset quality, we will continue to focus on our three primary engines: Warehouse Purchase Program Commercial Real Estate Residential Mortgage 3rd Qtr 1-4 Family 454341 Home Equity 115119 Commercial Real Estate 486425 Consumer 72934 C&I 36492 Warehouse Purchase Program 539842 September 30, 2010 Loan Composition Source: VPFG 10-Q for 3Q10 Includes loans held for sale

11 TX OK LA IL CA Other* Dollar 0.89 0.04 0.02 0.02 0.02 0.01 *Other includes Arizona, Georgia, New Mexico, Nevada, Oregon and Washington Commercial Real Estate: Texas Focused 89% in Texas Source: VPFG 10-Q for 3Q10

12 Office Office/Warehouse Mixed Use Development Retail Industrial Storage Facility Hotel Medical Office Other 0.41 0.07 0.02 0.32 0.07 0.03 0.02 0.02 0.04 CRE Portfolio: Diverse & Well-Underwritten Property Type Property Type $ Amount (Millions) % of Total LTVat orig. Office $199 41% 62% Retail $157 32% 57% Office/Warehouse $35 7% 65% Industrial $37 7% 61% Mixed Use $9 2% 30% Storage Facility $14 3% 47% Hotel $7 2% 67% Medical Office $10 2% 52% Other $19 4% 51% Total Commercial Real Estate - $486.9M Source: Company Documents As of September 30, 2010

13 CRE Portfolio Origination Vintage Source: VPFG 10-K for 2009 Company Documents In a difficult economic environment, ViewPoint was opportunistic in generating quality loans. The majority of our CRE loan originations were underwritten after the 2006-07 market peak. 2007 2008 2009 YTD as of 9/30/2010 118728 266059 69032 54220 (000's)

14 Residential Real Estate: Total Production Focused on conforming residential real estate loans originated through our wholly owned subsidiary, ViewPoint Bankers Mortgage ("VPBM") VPBM originated $135.5M during Q3 2010, an increase of 7.06% over Q2 2010 Sold $107.0 million in production in Q3 2010 for 3.45%, or $3.7 million, gain on sale Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Sold to Outside Investors 65167 64568 73808 88288 165914 215955 142625 111639 88172 92442 107049 Added to VPFG Portfolio 39728 76827 58630 30004 23603 8920 8512 8728 7014 9785 27163 $1.9M $2.3M $2.4M $2.9M $3.7M $5.3M $3.8M Gain on Sale Total Mortgage Loans Originated (Dollars in Millions) $3.7M $2.7M Source: VPFG 10-Q for 3Q10 $3.2M $3.7M

15 Warehouse Purchase Program Program launched in July 2008; loan balances totaled $539.8 million at September 30, 2010 Enables mortgage banking company customers to close conforming one- to four-family real estate loans in their own name and temporarily finance their inventory of these closed loans until the loans are sold to investors approved by the Company Generates three sources of earnings: YTD fee income of $1.9 million, or 13.78% of the bank's total fee income YTD interest income of $12.1 million Non-interest bearing deposits of $29.8 million at September 30, 2010 High quality underwriting standards Conforming loans Minimum tangible net worth of $2,000,000 Personal guarantees of repurchase obligations Historical profitability Source: VPFG 10-Q for 3Q10; Prospectus

16 2005 2006 2007 2008 2009 9/30/2010 1257.727 1234.881 1297.593 1548.09 1796.665 2029 2005 2006 2007 2008 2009 9/30/2010 1075.473 968.664 921.822 1399.592 1449.59 1690 2005 2006 2007 2008 2009 9/30/2010 East 1428.062 1529.76 1658.204 2213.415 2379.504 2986 VPFG - Track Record of Strong Growth Assets Loans, net Deposits 5-year CAGR: 10.0% 5-year CAGR: 10.6% 5-year CAGR: 16.8% Source: VPFG 10-Q for 3Q10 Loan totals include loans held for sale

17 Earnings Growth *Excludes non-cash after-tax impairment charge of $9.1 million taken in 2008 related to collateralized debt obligations. **Excludes non-cash after-tax impairment charge of $8.1 million taken in 2009 related to collateralized debt obligations. 2007 2008* 2009** Nine Months Ended 9/30/09** Nine Months Ended 9/30/10 Earnings 5067 5799 10752 8388 11309 2 year growth 112.2%*,** 1 year growth 34.8%** Improved revenue Net Interest Income Warehouse Purchase Program Fee Income Reduced expenses Borrowing and deposit rates Provision expense from improved credit Salaries Operating expenses to average assets Source: VPFG 10-Q for 3Q10

18 Income and Expense Distribution Q1 2008 Q2 2008 Q3 2008 Q4 2008* Q1 2009* Q2 2009* Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Net Interest Income 11385 12464 13645 13579 14460 14815 14216 15523 15140 16447 18519 Other Operating Income 6185 5849 5756 5493 4188 5281 5938 5071 4900 5004 5357 Gain on sale 1854 2314 2352 2871 3706 5331 3797 3757 2656 3165 3697 *Excludes impairment charges related to collateralized debt obligations. Source: VPFG 10-Q 3Q10 Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Salary and Benefits 9773 10232 11234 11584 11911 11965 11304 10968 11047 11450 11843 Other Operating Expense 5855 6378 6656 6423 6063 6226 5921 6556 5717 5757 6038 Regulatory Assessments 299 300 317 309 645 1761 844 768 795 795 819 67% 13% 20% 11% 63% 26% 2% 35% 63% 64% 4% 32%

19 Credit Quality Trends For the Quarter Ended For the Quarter Ended For the Quarter Ended For the Quarter Ended For the Quarter Ended For the Quarter Ended For the Quarter Ended (Dollars in Thousands) 3/31/2009 6/30/2009 9/30/2009 12/31/2009 3/31/2010 6/30/2010 9/30/2010 Ratios NPLs / Loans 0.49% 0.62% 1.30% 1.13% 1.07% 1.71% 1.58% NPAs / Assets 0.34% 0.40% 0.67% 0.70% 0.61% 0.85% 0.69% Reserves / NPLs 157.54% 136.24% 74.83% 97.29% 107.97% 74.99% 82.80% Reserves / Gross Loans 0.77% 0.84% 0.97% 1.10% 1.15% 1.28% 1.31% NCOs / Average Loans 0.28% 0.28% 0.23% 0.44% 0.28% 0.24% 0.21% Source: VPFG 10-Q for 3Q10

20 Credit Quality Trends 2005 2006 2007 2008 2009 Q3 2010 VPFG 0.72 0.67 0.67 0.73 1.1 1.31 Texas Peers1 1.12 1.04 1.03 1.25 1.68 1.95 Nationwide Peers2 1.19 1.16 1.17 1.465 2.01 2.4 2005 2006 2007 2008 2009 Q3 2010 VPFG 0.36 0.26 0.26 0.29 0.7 0.69 Texas Peers1 0.32 0.27 0.32 1.43 1.11 2.32 Nationwide Peers2 0.22 0.335 0.5 1.35 2.72 4.02 2005 2006 2007 2008 2009 Q3 2010 VPFG 167.51 193.03 175.49 191.11 97.29 82.8 Texas Peers1 271.62 256.19 177 88.87 85.32 206.81 Nationwide Peers2 331.455 274.635 162.3 88.965 64.72 79.29 2005 2006 2007 2008 2009 Q3 2010 VPFG 0.43 0.35 0.38 0.38 1.13 1.58 Texas Peers1 0.35 0.35 0.59 1.41 1.86 3.04 Nationwide Peers2 0.31 0.37 0.61 1.61 3.23 4.81 NPAs / Assets NPLs / Loans 1 Texas Peers include: CFR, IBOC, PRSP, SBIB, TCBI, SBSI & EBTX 2 Nationwide Peers include public U.S. depositories with assets between $2B and $5B Source: Company Documents, SNL Financial as of June 30, 2010 Reserves / NPLs Reserves / Gross Loans

21 Net Charge-Off Trends 2010 1-4 Family 296337.82 CRE 0 Consumer 1058372.81 C&I 454895.91 2010 Charge-Offs at 9/30/10 by Loan Type (as % of Total Charge Offs) 2005 2006 2007 2008 2009 Q3 2010 VPFG 0.63 0.37 0.39 0.3 0.31 0.21 Texas Peers1 0.16 0.17 0.09 0.32 0.64 1.63 Nationwide Peers2 0.09 0.1 0.18 0.43 1.1 1.95 Net Charge-Offs / Avg. Loans 2010 YTD Charge-Offs: $1.8 million 1 Texas Peers include: CFR, IBOC, PRSP, SBIB, TCBI, SBSI & EBTX 2 Nationwide Peers include public U.S. depositories with assets between $2B and $5B Source: Company Documents, SNL Financial as of June 30, 2010

22 Disciplined Credit Administration Conservative Lending Practices Management Loan Committee approves loans from $2 to $5 million and up to $20 million for Warehouse Purchase Program loans Global credit oversight by the Bank's Loan Committee Comprised of three independent directors plus the CEO Approves all loans greater than $5 million and all Warehouse Purchase Program loans greater than $20 million Detailed loan review process

23 Low Risk Investment Mix Agency MBS SBA Pools Agency CMO Agency Bond Muni 514576952.94 5380027.24 438920154.84 55191511.38 44134058.48 96% in government-backed agency investments Source: VPFG 10-Q for 3Q10

24 Successful De Novo Branch Strategy Source: *FDIC as of June 30, 2010 in thousands June 30, 2010 Location Date Opened Deposits* Core % Wylie Oct 2009 $24,287 86.87% Frisco May 2009 $19,306 90.87% Grapevine April 2009 $14,392 95.38%

25 Deposit Composition Non-interest bearing demand Interest bearing demand Savings Money Market Time 186834 448611 151529 573520 668463 Strong Organic Growth 5 year CAGR: 10.6% 2009 Growth: 16.1% 2010 Growth (Annualized): 17.2% Cost of Deposits: 1.67% (for nine months ended 9/30/10) Source: VPFG 10-Q for 3Q10

Tier 1 Capital / Adjusted Assets Tier 1 Capital / Risk-Weighted Assets Total Capital / Risk-Weighted Assets Tangible Capital / Tangible Assets Actual as reported at 9/30/10 9.33 18.92 19.79 13.16 Well-Capitalized: 5% Well-Capitalized: 6% Well-Capitalized: 10% 26 ViewPoint Bank Regulatory Capital Source: Company Documents as of September 30, 2010

27 Capitalize on a position of balance sheet strength to opportunistically grow and acquire new businesses in economically stable and growing markets, with a focus on Texas Remain focused on our community banking approach, enhance the profitability of existing relationships through product cross-selling and continue to build in- market brand recognition to garner new business opportunities Continue to develop existing lines of business; ensure successful execution through prudent management and risk mitigation Going Forward

28 Highlights One of the largest independent community banking franchises in Texas Economically and demographically one of the strongest market areas in the country Experienced management team with strong local ties Improving profitability due to transition to full service community bank More diversified revenue stream from full complement of commercial and retail products Strong credit metrics reflecting disciplined underwriting standards Well capitalized; new capital should assure compliance with expected elevated regulatory requirements and support continued growth Positive asset quality comparisons to publicly-traded Texas peers

29 APPENDIX

30 Appendix: Non-GAAP Reconciliation Source: Company Documents

31 Appendix: Select Texas Peer Analysis Source: Company Documents, SNL Financial as of June 30, 2010

32 Appendix: Summary Financial Highlights Source: Company Documents, SNL Financial For the Fiscal Year Ended For the Fiscal Year Ended For the Fiscal Year Ended For the Fiscal Year Ended (Dollars in Thousands, Except Per Share) 12/31/2006 12/31/2007 12/31/2008 12/31/2009 Q3 2010 Total Assets $1,529,760 $1,658,204 $2,213,415 $2,379,504 $2,986,412 Intangible Assets $0 $1,089 $1,089 $1,089 $1,089 Net Loans including loans HFS $968,664 $921,822 $1,399,592 $1,449,590 $1,689,958 Deposits $1,234,881 $1,297,593 $1,548,090 $1,796,665 $2,028,957 Total Equity $214,778 $203,794 $194,139 $205,682 $393,931 Loans / Deposits 78.44% 71.04% 90.41% 80.68% 83.29% YTD Net Income $9,686 $5,067 ($3,315) $2,670 $11,309 ROAA - annual 0.65% 0.32% (0.17%) 0.12% 0.58% ROAE - annual 6.76% 2.40% (1.65%) 1.35% 5.39% Net Interest Margin 3.00% 2.92% 2.87% 2.73% 2.74% Efficiency Ratio 86.58% 83.95% 82.82% 76.10% 72.44% Non-Interest Expense / Avg. Assets 3.79% 3.62% 3.66% 3.27% 2.78% Capital Ratio 14.04% 12.29% 8.77% 8.64% 13.19% NPAs / Assets 0.26% 0.26% 0.29% 0.70% 0.69% Reserves / Gross Loans 0.67% 0.67% 0.73% 1.10% 1.31%